May 1, 2021

Boston Trust Walden Balanced Fund (WSBFX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can obtain the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.bostontrustwalden.com. You also can obtain this information at no cost by calling 1-800- 282-8782 x7050, sending an email request to mutualfunds@bostontrustwalden.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Goals

The Boston Trust Walden Balanced Fund (formerly, “Walden Balanced Fund”) seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Boston Trust Walden Balanced Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and/or Expense Reimbursement[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

1	Boston Trust Walden Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets through May 1, 2022 (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Adviser may seek recoupment of fees waived and expenses reimbursed within three years of the date on which the expense reduction or reimbursement occurred if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver/ reimbursement. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$323	$561	$1,246

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 18.73% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest in a diversified portfolio of stocks, bonds and money market instruments, with at least 25% of the Fund’s assets invested in each of the following categories: (i) fixed-income securities, such as U.S. government and agency securities, corporate bonds, money market funds, and cash and (ii) domestic and foreign equity securities, such as common stock. The Fund may invest in companies of any size, but generally focuses on large capitalization companies. The portion of the Fund invested in equity and fixed income securities will vary based on Boston Trust Walden Inc.’s (the “Adviser”) assessment of the economic and market outlook and the relative attractiveness of stocks, bonds and money market instruments. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Fund will purchase fixed income securities that are primarily rated investment grade. The Fund may invest up to 25% of its assets in foreign equity and fixed income securities.

The Adviser evaluates financially material environmental, social, and governance (ESG) factors as part of the investment decision-making process for the Fund. The Adviser considers financial materiality as it is understood in generally accepted accounting principles— information that would influence the judgment of an informed investor. The Adviser assesses the impact that ESG factors may have on revenues, expenses, assets, liabilities, and overall risk. The Fund is subject to ESG screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence (share of total revenue derived from undesirable products/services), market share (if a company is a market leader in an undesirable product despite relatively small share of total company revenue), and severity (how proximate the product or service is to the undesirable product—e.g., minor electronic input to a weapon system). Examples of products and services are found on page 32 of the Prospectus in the second paragraph under the heading “Environmental, Social & Governance Guidelines.” The Adviser also exercises its full discretion in evaluating the overall performance of each company. The Adviser considers: performance over time (relative to peers and established goals); accountability and disclosure; and impacts on stakeholders. For each potential investment, the Adviser seeks to understand the company’s products and services and evaluate overall performance in four broad categories: corporate governance, human capital management, environmental impacts, and community impacts. The Fund may avoid companies it judges to have substandard performance in one or more of these areas. In addition, the Adviser utilizes active ownership to encourage sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management, sponsorship of shareholder resolutions, and public policy advocacy.

www.bostontrustwalden.com

May 1, 2021

Boston Trust Walden Balanced Fund	Fund Summary

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of the Adviser or Boston Trust Walden Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Small and Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Interest Rate Risk: Interest rate risk refers to the risk that the value of the Fund’s fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase. Interest rates remain low by historical standards and may rise. Consequently, the risks associated with rising interest rates are heightened. Securities with greater interest rate sensitivity, and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value.

LIBOR Risk: Instruments in which the Fund invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The use of LIBOR is scheduled to be phased out by the end of 2021, although the phase out of U.S. dollar LIBOR has been delayed until mid-2023. Currently, no official replacement rate has been identified. The nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally are unknown.

Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund’s portfolio.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. The departure of a country from the European Union or other economic or trading bloc could have significant political financial consequences for global markets.

Government Risk: The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund do not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

ESG Screening Criteria Risk: The Fund’s ESG screening criteria may affect the Fund’s exposure to certain companies, sectors and/or industries, and may adversely impact the Fund’s performance depending on whether such companies, sectors and/or industries are in or out of favor in the market. Both the ESG profile of a company or industry or the investment adviser’s judgement of a company or industry may change over time. The investment adviser’s judgement regarding the ESG screens may depend upon information that could be incomplete, inaccurate or unavailable, which may adversely affect the ESG analysis.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. The Fund’s past performance is not an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bostontrustwalden.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
2Q2020	1Q2020
10.16%	(14.16)%

For the period January 1, 2021 through March 31, 2021, the aggregate (non-annualized) total return for the Fund was 3.21%.

Average Annual Total Returns (as of December 31, 2020)	1 Year	5 Years	10 Years	Since Inception (6/18/99)
Boston Trust Walden Balanced Fund
Before Taxes	8.26%	10.48%	9.01%	6.01%
After Taxes on Distributions	7.51%	9.89%	8.42%	5.44%
After Taxes on Distributions and Sale of Fund Shares	5.41%	8.25%	7.27%	4.84%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	6.92%
Bloomberg Barclays U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	8.93%	4.98%	4.19%	5.21%
FTSE 3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.58%	1.16%	0.60%	1.73%

www.bostontrustwalden.com

May 1, 2021

Boston Trust Walden Balanced Fund	Fund Summary

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Walden Inc.
Lead Portfolio Manager:	William H. Apfel, CFA, Since 2012*
Co-Portfolio Managers:	Stephen J. Amyouny, CFA, Since 2021**
Tchintcia S. Barros, CFA, Since 2021
Sean A. Cameron, CFA, Since 2021

* Effective after the close of business on June 30, 2021, Mr. Apfel will no longer serve as a Portfolio Manager for the Fund.

** Effective after the close of business on June 30, 2021, Mr. Amyouny will serve as Lead Portfolio Manager for the Fund.

Buying and Selling Fund Shares

Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust Walden Funds

c/o Boston Trust Walden Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust Walden Funds, One Beacon Street, Boston, MA 02108), by telephone (1-800-282-8782, ext 7050), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest – Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

www.bostontrustwalden.com